SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON D.C. 20549



                                 FORM 8-K



                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES EXCHANGE ACT OF 1934




    Date of Report (Date of earliest event reported) January 26, 1998

                             MOOG INC.
--------------------------------------------------------------------------
          (Exact name of registrant as specified in its charter)



       NEW YORK                    1-5129           16-0757636
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State or other jurisdiction of     (Commission    (I.R.S Employer
incorporation or organization)     File Number)   Identification No.)




                      East Aurora, New York                  14052
      ---------------------------------------------------------------
          (Address of principal executive offices)          (Zip Code)



(Registrant's telephone number, including area code)  (716) 652-2000
                                                       -------------


                                   NONE
   --------------------------------------------------------------------
           (Former name, former address and former fiscal year,
                       if changed since last report)

Item 5.   Other Events
          ------------

          Pursuant to an Underwriting Agreement (the "Underwriting Agreement"), dated January 26, 1998, among Moog Inc. (the "Registrant"), the Selling Stockholder and Morgan Stanley & Co. Incorporated and Cowan & Company, as Representatives of the Underwriters (the "Underwriters"), the Registrant and the Selling Stockholder sold 1,700,000 and 300,000 shares, respectively, of the Registrant's common stock, par value $1.00, to the public at the purchase price of $34.375 per share (the "Purchase Price") or $68,750,000 in the aggregate. After underwriting discounts and commissions, net proceeds to the Registrant will be $32.57 per share or $55,369,000 in the aggregate. The Registrant has also granted the Underwriters an option, exercisable for 30 days from the date of the Prospectus, to purchase up to 300,000 additional shares at the Purchase Price, less underwriting discounts and commissions.

          The foregoing description of the Underwriting Agreement is not intended to be complete and is qualified in its entirety by the complete text of such document which is attached hereto as Exhibit 1 and is incorporated herein by reference.


Item 7.   Exhibits
          --------

          1. Underwriting Agreement, dated January 26, 1998, among the Registrant, the Selling Stockholder and the Underwriters.

                                SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

                                   MOOG INC.


                                   MOOG INC.
                              ------------------------------
                                   (Registrant)



Date:  January 26, 1998       By:  /s/ William P. Burke
                                   --------------------------
                                   William P. Burke
                                   Treasurer

                                                       Exhibit 1
                                                       ---------











                             2,000,000 Shares


                                 MOOG INC.

                   CLASS A COMMON STOCK, $1.00 PAR VALUE







                          UNDERWRITING AGREEMENT






                             January 26, 1998

                                   January 26, 1998



Morgan Stanley & Co. Incorporated
Cowen & Company
c/o Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York  10036

Dear Sirs and Mesdames:

          Moog Inc., a New York corporation (the "Company"), and Moog Inc. Employees' Retirement Plan (the "Selling Stockholder") propose to issue and sell to the several Underwriters named in Schedule I hereto (the "Underwriters") 1,700,000 shares and 300,000 shares, respectively, of the Company's Class A Common Stock, $1.00 par value (collectively, the "Firm Shares").

          It is understood that Morgan Stanley & Co. Incorporated and Cowen & Company shall act as representatives (the "Representatives") of the several Underwriters.

          The Company also proposes to issue and sell to the several Underwriters not more than an additional 300,000 shares of its Class A Common Stock, $1.00 par value (the "Additional Shares") if and to the extent that you shall have determined to exercise, on behalf of the Underwriters, the right to purchase such shares of common stock granted to the Underwriters in Section 2 hereof. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the "Shares." The shares of Class A Common Stock, $1.00 par value, of the Company are hereinafter referred to as the "Common Stock."

          The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement, including a prospectus, relating to the Shares on Form S-3 (Registration Statement No. 333-40863). The registration statement as amended at the time it becomes effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the "Securities Act"), is hereinafter referred to as the "Registration Statement"; the prospectus in the form first used to confirm sales of Shares is hereinafter referred to as the
"Prospectus."   All references to the Registration Statement or the
Prospectus include documents incorporated therein by reference. If the Company has filed an abbreviated registration statement to register additional shares of Common Stock pursuant to Rule 462(b) under the Securities Act (the "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462 Registration Statement.

          1. Representations and Warranties. A. The Company represents and warrants to and agrees with each of the Underwriters and the Selling Stockholder that:

                    (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the Company's knowledge, threatened by the Commission.

                    (b) (i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (iii) each document, if any, filed or to be filed pursuant to the Securities and Exchange Act of 1934, as amended (the "Exchange Act") and incorporated by reference into the Prospectus complied with or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder and (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

                    (c) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the state of New York, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                    (d) Each subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly by the Company, free and clear of all liens, encumbrances, equities or claims, except for stock of the subsidiaries of the Company listed in Schedule II hereto, which is pledged as collateral security for credit facilities.

                    (e) This Agreement has been duly authorized, executed and delivered by the Company.

                    (f) The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus.

                    (g) The shares of Common Stock outstanding prior to the issuance of the Shares have been duly authorized and are validly issued, fully paid and non-assessable.

                    (h) The Shares have been duly authorized and, when issued (in the case of the Shares to be sold by the Company) and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights.

                    (i) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

                    (j) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

                    (k) There are no legal or governmental proceedings pending or, to the Company's knowledge, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

                    (l) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

                    (m) The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

                    (n) The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                    (o) In the ordinary course of its business, the Company reviews the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for cleanup, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company reasonably believes that such associated costs and liabilities would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                    (p)  There are no contracts, agreements or
               understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement.

               B. The Selling Stockholder represents and warrants to and agrees with each of the Underwriters and the Company that:

                    (a) This Agreement has been duly authorized, executed and delivered by the Selling Stockholder.

                    (b) The execution and delivery by the Selling Stockholder of, and the performance by the Selling Stockholder of its obligations under, this Agreement will not contravene any provision of applicable law or the organizational documents of the Selling Stockholder or any agreement or other instrument binding upon the Selling Stockholder that is material to the Selling Stockholder or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Selling Stockholder, and no consent, approval, authorization or order of or qualification with any governmental body or agency is required for the performance by the Selling Stockholder of its obligations under this Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

                    (c) The Selling Stockholder has valid and marketable title, free and clear of all security interests, claims, liens, equities and other encumbrances, to the Shares to be sold by the Selling Stockholder as set forth in the Prospectus.

                    (d) Upon delivery of, and payment for, the Shares to be sold by the Selling Stockholder pursuant to this Agreement, valid and marketable title to such Shares, free and clear of any security interests, claims, liens, equities and other encumbrances, will pass to the Underwriters.

                    (e) All information furnished to the Company in writing by or on behalf of the Selling Stockholder expressly for use in the Registration Statement and Prospectus is, and on the Closing Date will be, true, correct and complete, and does not, and on the Closing Date will not, contain any untrue statement of material fact or omit to state any material fact necessary to make such information not misleading.

                    (f) The Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Common Stock (provided that the Selling Stockholder does not make any representation as to any actions that may be taken by any Underwriter); and the Selling Stockholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares other than any preliminary prospectus supplement filed with the Commission or the Prospectus or other material permitted by the Securities Act.

                    (g) The Selling Stockholder has no direct or indirect association or affiliation with any National Association of Securities Dealers, Inc. members participating in the offering of the Shares and has had no arrangements, dealings or affiliation with, and is not aware of any information relating to underwriting compensation payable to or for the benefit of, any member of the National Association of

               Securities Dealers, Inc., person associated with a member or any Underwriter, relating to the offering of Shares that has not been disclosed in the Registration Statement or set forth herein.

          2. Agreements to Sell and Purchase. The Company and the Selling Stockholder hereby agree to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Company and the Selling Stockholder the respective numbers of Firm Shares set forth in Schedule I hereto opposite their names at $32.570 a share (the "Purchase Price").

               On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to sell to the Underwriters the Additional Shares, and the Underwriters shall have a one-time right to purchase, severally and not jointly, up to 300,000 Additional Shares at the Purchase Price. If you, on behalf of the Underwriters, elect to exercise such option, you shall so notify the Company in writing not later than 30 days after the date of this Agreement, which notice shall specify the number of Additional Shares to be purchased by the Underwriters and the date on which such shares are to be purchased. Such date may be the same as the Closing Date (as defined below) but not earlier than the Closing Date nor later than ten business days after the date of such notice. Additional Shares may be purchased as provided in
     Section 4 hereof solely for the purpose of covering overallotments made in connection with the offering of the Firm Shares. If any Additional Shares are to be purchased, each Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the total number of Additional Shares to be purchased as the number of Firm Shares set forth in Schedule I hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

               Each of the Company and the Selling Stockholder hereby agrees that, without the prior written consent of the Representatives on behalf of the Underwriters, it will not, during the period ending 90 days after the date of the Prospectus, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or
     (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Shares to be sold hereunder or (B) the issuance by the Company of shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof of which the Underwriters have been advised in writing or which is described in the Prospectus.

          3. Terms of Public Offering. The Company and the Selling Stockholder are advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable. The Company and the Selling Stockholder are further advised by you that the Shares are to be offered to the public initially at U.S. $34.375 a share (the "Public Offering Price") and to certain dealers selected by you at a price that represents a concession not in excess of U.S. $1.805 a share under the Public Offering Price, and that any Underwriter may allow, and such dealers may reallow, a concession, not in excess of U.S. $1.805 a share, to any Underwriter or to certain other dealers.

          4. Payment and Delivery. Payment for the Firm Shares shall be made by wire transfer of immediately available funds to each of the Company and the Selling Stockholder in connection with a closing to be held at Shearman & Sterling, 599 Lexington Avenue, New York, New York, at 10:00 a.m., New York City time, on January 29, 1998, or at such other time on the same or such other date as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "Closing Date".

               Payment for any Additional Shares shall be made by wire transfer of immediately available funds in connection with a closing to be held at Shearman & Sterling, 599 Lexington Avenue, New York, New York, at 10:00 a.m., New York City time, on the date specified in the notice described in Section 2 or at such other time on the same or on such other date as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "Option Closing Date".


               Certificates for the Firm Shares and Additional Shares shall be in definitive form and registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date or the Option Closing Date, as the case may be. The certificates evidencing the Firm Shares and Additional Shares shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the Purchase Price therefor.

          5. Conditions to the Underwriters' Obligations. The obligations of the Company and the Selling Stockholder to sell the Shares to the Underwriters and the several obligations of the Underwriters to purchase and pay for the Shares on the Closing Date are subject to the condition that the Registration Statement shall have become effective not later than 10:00 a.m. (New York City time) on the date hereof.

               The several obligations of the Underwriters are subject to the following further conditions:

                    (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

                         (i)  there shall not have occurred any
                    downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

                         (ii) there shall not have occurred any change, or
                    any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

                    (b) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed on behalf of the Company by an executive officer of the Company, to the effect set forth in Section 5(a)(i) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

                    The officer signing and delivering such certificate may
               rely upon the best of his or her knowledge as to proceedings threatened.

                    (c) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by the Selling Stockholder, to the effect that the representations and warranties of the Selling Stockholder contained in this Agreement are true and correct as of the Closing Date and that the Selling Stockholder has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

                    The representative of the Selling Stockholder signing
               and delivering such certificate may rely upon the best of his knowledge as to proceedings threatened.

                    (d) The Underwriters shall have received on the Closing Date an opinion of Phillips, Lytle, Hitchcock, Blaine & Huber LLP, outside counsel for the Company, dated the Closing Date, to the effect that:

                         (i) the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction within the United States in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

                         (ii) the authorized capital stock of the Company conforms, in all material respects, as to legal matters to the description thereof contained in the Prospectus;

                         (iii) the shares of Common Stock outstanding prior to the issuance of the Shares have been duly authorized and are validly issued, fully paid and nonassessable;

                         (iv) the Shares have been duly authorized and, when issued (in the case of the Shares to be sold by the Company) and delivered and paid for in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable, and the issuance of such Shares will not be subject to any preemptive or similar rights;

                         (v) this Agreement has been duly authorized, executed and delivered by the Company;

                         (vi) the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene any provision of applicable law or the certificate of incorporation or bylaws of the Company or, to the best of such counsel's knowledge, any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or, to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as have been obtained and as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares;

                         (vii) the statements (A) in the Prospectus under the captions "Certain Transactions," "Description of Capital Stock", "Description of Certain Indebtedness" and "Legal Matters" and (B) in the Registration

                    Statement in Item 15, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present in all material respects the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

                         (viii) after due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required;

                         (ix) the Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

                         (x) to such counsel's knowledge, the Company and its subsidiaries (A) are in compliance with any and all applicable Environmental Laws, (B) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (C) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole; and

                         (xi) such counsel (A) is of the opinion that each document, if any, filed pursuant to the Exchange Act and incorporated by reference in the Registration Statement and the Prospectus (except for financial statements and schedules and other financial data therein as to which such counsel need not express any opinion) complied when so filed as to form in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (B) is of the opinion that the Registration Statement and Prospectus (except for financial statements and schedules and other financial and statistical data included therein as to which such counsel need not express any opinion) comply as to form in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (C) has no reason to believe that (except for financial statements and schedules and other financial and statistical data as to which such counsel need not express any belief) the Registration Statement and the prospectus included therein at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (D) has no reason to believe that (except for financial statements and schedules and other financial and statistical data as to which such counsel need not express any belief) the Prospectus contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                    (e) The Underwriters shall have received on the Closing Date an opinion of Phillips, Lytle, Hitchcock, Blaine & Huber LLP, counsel for the Selling Stockholder, dated the Closing Date, to the effect that

                         (i) this Agreement has been duly authorized, executed and delivered by the Selling Stockholder;

                         (ii) the execution and delivery by the Selling Stockholder of, and the performance by the Selling Stockholder of its obligations under, this Agreement will not contravene any provision of applicable law or the organizational documents of the Selling Stockholder or, to the best of such counsel's knowledge, any agreement or other instrument binding upon the Selling Stockholder that is material to the Selling Stockholder or, to the best of such counsel's knowledge, any judgment, or decree of any governmental body, agency or court having jurisdiction over the Selling Stockholder, and to the best of such counsel's knowledge no consent, approval, authorization or order of or qualification with any governmental body or agency is required for the performance by the Selling Stockholder of its obligations under this Agreement, except such as have been obtained and as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares;

                         (iii) The Selling Stockholder has full power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Shares to be sold by it; and

                         (iv)  Upon the purchase (including payment
                    therefor) by the Underwriters and the sale by the Selling Stockholder of the Shares to be sold by it in accordance with the terms and conditions of this Agreement, good and valid title to such Shares, free and clear of all liens, encumbrances and claims, will be transferred to the Underwriters.

                    (f) The Underwriters shall have received on the Closing Date an opinion of Shearman & Sterling, counsel for the Underwriters, dated the Closing Date, covering the matters referred to in Sections 5(d)(vi), 5(d)(vii), 5(d)(ix) (but only as to the statements in the Prospectus under "Description of Capital Stock" and "Underwriters") and clauses (B) and (C) of 5(d)(xiii) above.

                    With respect to Section 5(d)(xiii) above, Phillips,
               Lytle, Hitchcock, Blaine & Huber LLP may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and documents incorporated by reference and review and discussion of the contents thereof, but are without independent check or verification except as specified. With respect to clauses
               (B) and (C) of subparagraph (xiii) of paragraph (d) above, Shearman & Sterling may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto (other than the documents incorporated by reference) and upon review and discussion of the contents thereof (including documents incorporated by reference), but are without independent check or verification except as specified.

                    The opinions of Phillips, Lytle, Hitchcock, Blaine &
               Huber LLP described in Sections 5(d) and 5(e) above shall be rendered to the Underwriters at the request of the Company and the Selling Stockholder, respectively, and shall so state therein.

                    (g) The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from KPMG Peat Marwick LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in, or incorporated by reference into, the Registration Statement and the Prospectus; provided that the letter delivered on the Closing Date shall use a "cut-off date" not earlier than the date hereof.

                    (h) The "lockup" agreements between you and the directors and director nominees of the Company relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

               The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the delivery to you on the Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Additional Shares and other matters related to the issuance of the Additional Shares; provided, however, that any such documents so requested shall be in form and substance substantially similar to the documents delivered in connection with the sale and purchase of the Firm Shares.

          6. Covenants of the Company and the Selling Stockholder. In further consideration of the agreements of the Underwriters herein contained, the Company covenants with each Underwriter as follows:

                    (a) To furnish to you, without charge, four signed copies of the Registration Statement (including exhibits thereto and documents incorporated by reference) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto but including documents incorporated by reference) prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and, during the period mentioned in Section 6(c) below, as many copies of the Prospectus, any documents incorporated by reference, and any supplements and amendments thereto as you may reasonably request. The terms "supplement" and "amendment" or "amend" as used in this Agreement shall include all documents subsequently filed by the Company with the Commission pursuant to the Exchange Act, that are deemed to be incorporated by reference in the Prospectus.

                    (b) Before amending or supplementing the Registration Statement or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

                    (c) If, during such period after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Shares may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

                    (d) To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request.

                    (e) To make generally available to the Company's security holders and to you as soon as practicable an earning statement covering the twelve-month period ending March 31, 1999 that satisfies the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

                    (f) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel and the Company's accountants in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in Section 6(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum,
               (iv) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Shares by the National Association of Securities Dealers, Inc., (v) all fees and expenses in connection with the preparation and filing of the registration statement on Form 8-A relating to the Common Stock and all costs and expenses incident to listing the Shares on the American Stock Exchange and other national securities exchanges and foreign stock exchanges, (vi) the cost of printing certificates representing the Shares, (vii) the costs and charges of any transfer agent, registrar or depositary,
               (viii) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, and (ix) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 7 entitled "Indemnity and Contribution", and the last paragraph of Section 9 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Shares by them and any advertising expenses connected with any offers they may make.

               In further consideration of the agreements of the Underwriters herein contained, the Selling Stockholder covenants as follows:

                    (a) Whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, to pay or cause to be paid all taxes, if any, on the transfer and sale of the Shares being sold by the Selling
               Stockholder.

                    (b) The Selling Stockholder has carefully reviewed the Registration Statement and will carefully review, promptly upon receipt, each amendment thereto provided to the Selling Stockholder. At any time during the period from the date hereof through the Closing Date, if there is any change in the information in the Registration Statement that specifically relates to the Selling Stockholder, including the tables and notes thereto, the Selling Stockholder will immediately notify the Company of such change.

                    (c) The Selling Stockholder shall cooperate fully with the Company in supplying such information relating to the Selling Stockholder and the Shares as the Company may reasonably request for use in preparation of the Registration Statement and all other documents reasonably necessary or desirable in connection with the offering of Shares. In addition, the Selling Stockholder shall furnish to the Company (or, at the Company's request, to the Underwriters or other parties) such further certificates and documents confirming the representations and warranties contained herein, or with respect to related matters, as the Company may reasonably request.

               7. Indemnity and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

          (b) The Selling Stockholder agrees to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus supplement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Selling Stockholder furnished in writing by or on behalf of such Selling Stockholder expressly for use therein.

               Notwithstanding any other term or provision of this Agreement to the contrary, the Selling Stockholder shall not be liable for any amount under this Agreement in excess of the purchase price of the Shares received by the Selling Stockholder from the Underwriters.

               (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, the Selling Stockholder and each person, if any, who controls the Company or the Selling Stockholder within the meaning of either Section 15 of the Securities Act or
     Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company and the Selling Stockholder to such Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

               (d) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 7(a), 7(b) or 7(c), such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would, in the view of counsel to the indemnified party, be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons of the Underwriters, such firm shall be designated in writing by Morgan Stanley & Co. Incorporated. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. In the case of any such separate firm for the Selling Stockholder, and such control persons of the Selling Stockholder, such firm shall be designated in writing by the Selling Stockholder. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

               (e)  To the extent the indemnification provided for in
     Section 7(a), 7(b) or 7(c) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause 7(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 7(d)(i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by the Company and the Selling Stockholder and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Shares. The relative fault of the Company and the Selling Stockholder on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Stockholder or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters', the Company's and the Selling Stockholder's respective obligations to contribute pursuant to this Section 7 are several in proportion to the respective number of Shares they have purchased or sold hereunder, respectively, and not joint.

               (f) The Company, the Selling Stockholder and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 7(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

               (g) The indemnity and contribution provisions contained in this Section 7 and the representations, warranties and other statements of the Company and the Selling Stockholder contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Selling Stockholder or any person controlling the Selling Stockholder, or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares.

               8. Termination. This Agreement shall be subject to termination by notice given by you to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date
     (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over the counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses 8(a)(i) through 8(a)(iv), such event, singly or together with any other such event, makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

               9. Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

               If, on the Closing Date or the Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedule I bears to the aggregate number of Firm Shares set forth opposite the names of all such nondefaulting Underwriters, or in such other proportions as you may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 9 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares to be purchased, and arrangements satisfactory to you, the Company and the Selling Stockholder (as applicable) for the purchase of such Firm Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Company, or the Selling Stockholder. In any such case you, the Company or the Selling Stockholder (as applicable) shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. If, on the Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Shares to be purchased, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase Additional Shares or (ii) purchase not less than the number of Additional Shares that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

               If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company or the Selling Stockholder to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company or the Selling Stockholder shall be unable to perform its obligations under this Agreement (a "Non-Performing Party") the Non-Performing Party will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

               10. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

               11. Applicable Law. This Agreement shall be governed by the laws of the State of New York.

               12. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                    Very truly yours,

                    MOOG INC.



                    By: /s/ Robert R. Banta
                            Robert R. Banta


                    MOOG INC. EMPLOYEES' RETIREMENT PLAN



                    By: /s/ Robert R. Banta
                            Robert R. Banta
                            Attorney-in-fact


Accepted, January 26, 1998

MORGAN STANLEY & CO. INCORPORATED
COWEN & COMPANY

Acting severally on behalf of themselves and the several Underwriters named in Schedule I hereto.

By:   Morgan Stanley & Co. Incorporated


     By: /s/ Kevin Cox
             Kevin Cox

                                                  SCHEDULE I





                                              Number of
                                             Firm Shares
        Underwriter                        To Be Purchased

Morgan Stanley & Co. Incorporated

Cowen & Company

[NAMES OF OTHER UNDERWRITERS]














                                             _________

               Total Firm Shares             2,000,000

                                             SCHEDULE II




Name of Subsidiary            Jurisdiction of Incorporation

Moog AG                                      Switzerland

Moog Australia Proprietary Limited           Australia

Moog do Brasil Controles Ltda.               Brazil

Moog Controls Hong Kong Limited              Hong Kong

Moog Controls (India) Private Limited        India

Moog Controls Limited                        United Kingdom

Moog GmbH                                    Germany

Moog Italiana S.r.l.                         Italy

Moog Japan Ltd.                              Japan

Moog Korea Ltd.                              South Korea

Moog S.A.R.L.                                France

Moog Singapore Pte. Ltd.                     Singapore

Moog Controls Corporation                    Ohio

Moog FSC Ltd.                                Virgin Islands

Moog Industrial Controls Corporation         New York

Moog Properties Inc.                         New York